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                                                            Exhibit 10.8.1


                             STOCK PURCHASE WARRANT

     This Warrant is issued this 2nd day of July, 1996, by FCOA ACQUISITION CORP., a Delaware corporation (the "Company"), to PETRA CAPITAL, LLC, a Georgia limited liability company (PETRA CAPITAL, LLC and any subsequent assignee or transferee hereof are hereinafter referred to collectively as "Holder" or "Holders").

                                   AGREEMENT:

     1. Issuance of Warrant; Term. For and in consideration of PETRA CAPITAL, LLC making a loan to Factory Card Outlet of America Ltd., an Illinois corporation and wholly owned subsidiary of the Company ("Subsidiary") in an amount of Three Million and no/100ths Dollars ($3,000,000) pursuant to the terms of a secured promissory note of even date herewith (the "Note") and related loan agreement of even date herewith (the "Loan Agreement"), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby grants to Holder the right to purchase 18,980 shares of the Company's common stock (the "Common Stock"), which the Company represents equals 1.875% of the capital stock of the Company on the date hereof, calculated on a fully diluted basis after exercise of this Warrant ("Base Amount"), provided that in the event that the indebtedness evidenced by the Note is outstanding on the following dates, the Base Amount shall be increased by the corresponding number of shares of Common Stock set forth below:

          Date                               Increase in Base Amount
          ----                               -----------------------

     January 1, 1998                    7,592 shares of Common Stock

       July 1, 1999                     7,592 shares of Common Stock

       July 1, 2000                     7,591 shares of Common Stock

The shares of Common Stock issuable upon exercise of this Warrant are hereinafter referred to as the "Shares." This Warrant shall be exercisable at any time and from time to time from the date hereof until July 1, 2001. For purposes of this Warrant the term "fully diluted basis" shall be determined in accordance with generally accepted accounting principles as of the date hereof.

     2. Exercise Price. The exercise price (the "Exercise Price") per share for which all or any of the Shares may be purchased pursuant to the terms of this Warrant shall be One Cent ($01).

     3. Exercise. (a) This Warrant may be exercised by the Holder hereof (but only on the conditions herein set forth) as to all or any increment or increments of One Hundred (100) Shares (or the balance of the Shares if less than such number), upon delivery of written notice of intent to exercise to the Company at the following address: 745 Birginal Drive, Bensenville, IL

60106-1212 or such other address as the Company shall designate in a written notice to the Holder hereof, together with this Warrant and payment to the Company of the aggregate Exercise Price of the Shares so purchased. The Exercise Price shall be payable, at the option of the Holder, (i) by certified or bank check or (ii) by the surrender of the Note or portion thereof having an outstanding principal balance equal to the aggregate Exercise Price. Upon exercise of this Warrant as aforesaid, the Company shall as promptly as practicable, and in any event within fifteen (15) days thereafter, execute and deliver to the Holder of this Warrant a certificate or certificates for the total number of whole Shares for which this Warrant is being exercised in such names and denominations as are requested by such Holder (subject to Sections 4 and 5 hereof). If this Warrant shall be exercised with respect to less than all of the Shares, the Holder shall be entitled to receive a new Warrant covering the number of Shares in respect of which this Warrant shall not have been exercised, which new Warrant shall in all other respects be identical to this Warrant. The Company covenants and agrees that it will pay when due any and all state and federal issue taxes (exclusive of any taxes based upon the income of Holder) which may be payable in respect of the issuance of this Warrant or the issuance of any Shares upon exercise of this Warrant.

          (b) In lieu of exercising this Warrant pursuant to Section 3(a) above, the Holder shall have the right to require the Company to convert this Warrant, in whole or in part and at any time or times into Shares (the "Conversion Right"), upon delivery of written notice of intent to convert to the Company at its address in Section 3(a) or such other address as the Company shall designate in a written notice to the Holder hereof, together with this Warrant. Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any Exercise Price) that number of Shares which is equal to the quotient obtained by dividing (x) the value of the number of Shares into which this Warrant is being converted at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price for the Shares into which this Warrant is being converted immediately prior to the exercise of the Conversion Right from a number equal to the product of (i) the fair market value per Share as at such time, multiplied by (ii) that number of Shares purchasable upon exercise of this Warrant immediately prior to the exercise of the Conversion Right (taking into account all applicable adjustments pursuant to Section 8), by (y) such fair market value per Share. Any references in this Warrant to the "exercise" of this Warrant, and the use of the term exercise herein, shall be deemed to include (without limitation) any exercise of the Conversion Right.

     3A. Non-Voting Stock. The Company may, at any time on or before September 30, 1996, amend its Certificate of Incorporation so as to provide for a class of Non-Voting Common Stock which shall have rights, preferences, and limitations which are identical, in every way, to the Common Stock of the Company outstanding on the date hereof, except that such class of Non-Voting Common Stock of the Company shall not have the right to vote on any matter except where expressly required by law, and the Non-Voting Common Stock shall be converted into and shall become, without the necessity of the exchange of certificates representing such stock, or any other action by the holder thereof, Common Stock of the Company (which shall have voting rights) upon the effectiveness of any registration statement filed under the Securities Act (as hereinafter defined) which registration thereunder includes Common Stock of the Company. At any time after such authorization of Non-Voting Common Stock by the Company, upon exercise


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

of this Warrant, the holders thereof shall receive such Non-Voting Common Stock in lieu of Common Stock and, under such circumstances, the references to "Shares" shall mean such Non-Voting Common Stock. Upon exercise of this Warrant prior to the creation of such Non-Voting Common Stock, the holder shall receive Common Stock of the Company and shall exchange such Common Stock for Non-Voting Common Stock of the Company when such Non-Voting Common Stock of the Company is so authorized and, after such exercise of the Warrant and prior to such exchange, shall be subject to an irrevocable proxy delivered at the time of such exercise authorizing such person or persons designated by the Company to exercise all voting rights with respect to such Common Stock.

     4. Covenants and Conditions. The above provisions are subject to the following:

          (a) Neither this Warrant nor the Shares have been registered under the Securities Act of 1933, as amended ("Securities Act") or any state securities laws ("Blue Sky Laws"). This Warrant has been acquired for investment purposes and not with a view to distribution or resale and may not be pledged, hypothecated, sold, made subject to a security interest, or otherwise transferred without (i) an effective registration statement for such Warrant under the Securities Act and such applicable Blue Sky Laws, or (ii) an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company and its counsel, that registration is not required under the Securities Act and under any applicable Blue Sky Laws (the Company hereby acknowledges that King & Spalding is acceptable counsel). Transfer of the Shares issued upon the exercise of this Warrant shall be restricted in the same manner and to the same extent as the Warrant and the certificates representing such Shares shall bear substantially the following legend:

     THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER THE ACT AND SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, REGISTRATION UNDER SUCH SECURITIES ACTS AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

The Holder hereof and the Company agree to execute such other documents and instruments as counsel for the Company reasonably deems necessary to effect the compliance of the issuance of this Warrant and any shares of Common Stock issued upon exercise hereof with applicable federal and state securities laws; provided that such agreement of the Company to execute documents does not include any undertaking to register the Warrant or the Common Stock issued upon exercise hereof under any such laws.

          (b) The Company covenants and agrees that all Shares which may be issued upon exercise of this Warrant will, upon issuance and payment therefor, be legally and validly issued and outstanding, fully paid and nonassessable, free from all taxes, liens, charges and preemptive rights, if any, with respect thereto or to the issuance thereof. The Company shall at all times reserve and keep available for issuance upon the exercise of this Warrant such number of authorized but unissued shares of Common Stock and the Non-Voting Common Stock as will be sufficient to permit the exercise in full of this Warrant.

          (c) The Company covenants and agrees that it shall not sell any shares of the Company's capital stock at a price below the lower of (i) the fair market value of such shares determined at the time of the sale thereof, in good faith, by the board of directors of the Company or (ii) 80% of the sale price effective in the sale of shares of the Company's capital stock immediately preceding such sale, appropriately adjusted by the applicable conversion rights thereof so as to compare such immediately preceding sale of a particular security with such sale, or if the securities sold in the preceding sale are not identical to the securities sold in such sale, by appropriately adjusting the price of securities sold in such preceding sale and such sale to any like security into which they may be convertible, or if there is no such like security into which both the preceding sale and such sale are convertible, then, adjusted by any reasonable method determined in good faith by the board of directors of the Company, without the prior written consent of the Holder hereof. In the event that the Company sells shares of the Company's capital stock in violation of this Section 4(c), the number of Shares issuable upon exercise of this Warrant shall be equal to the product obtained by multiplying the number of Shares issuable pursuant to this Warrant prior to such sale by the quotient obtained by dividing (i) the fair market value of the shares issued in violation of this Section 4(c) by (ii) the price at which such shares were sold. For purposes of this Section 4(c), the issuance of any options, warrants or other rights or securities exercisable for or convertible into capital stock shall be deemed to be an issuance of capital stock as if such options, warrants or other rights or securities were exercised or converted on the date of issuance thereof (whether or not immediately exercisable or convertible). Notwithstanding anything contained herein to the contrary, the Company may issue stock options to any person or entity that is not an officer of the Company or other member of management without making any anti-dilution adjustments for the Holder(s) under the anti-dilution provision hereto, to the extent that at the time of issuance of such options and after giving effect thereto the number of shares of Common Stock issuable upon excercise of all such options issued after the date hereof (or upon conversion of securities issuable upon exercise of such options) does not exceed fifteen percent (15%) of the number of shares of Common Stock issued or issuable upon exercise or conversion of securities issued by the Company after the date hereof. To the extent any increase in the number of Shares issuable pursuant to this Warrant is made pursuant to this Section 4(c) the number of Shares by which the Base Amount thereafter is scheduled to increase as provided in Section 1 shall be proportionately increased.

          5. Transfer of Warrant. Subject to the provisions of Section 4 hereto, this Warrant may be transferred, in whole or in part, to any person or business entity, by presentation of the Warrant to the Company with written instructions for such transfer; provided, however, that unless an Event of Default (as defined in the Loan Agreement) has occurred and is continuing, Holder shall not transfer this Warrant to any supplier or vendor of the Company or any company


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

engaged in the same business as the Company, or to a significant equity owner of any such company, without the prior written consent of the Company. Upon such presentation for transfer, the Company shall promptly execute and deliver a new Warrant or Warrants in the form hereof in the name of the assignee or assignees and in the denominations specified in such instructions. The Company shall pay all expenses incurred by it in connection with the preparation, issuance and delivery of Warrants under this Section.

     6. Warrant Holder Not Shareholder. Except as otherwise provided herein, this Warrant does not confer upon the Holder, as such, any right whatsoever as a shareholder of the Company.

     7. Observation Rights. The Holder of this Warrant shall (a) receive notice of and be entitled to attend or may send a representative to attend all meetings of the Company's Board of Directors in a non-voting observation capacity, (b) receive copies of all notices, packages and documents provided to members of the Company's Board of Directors for each board of directors meeting, and (c) receive copies of all actions taken by written consent by the Company's Board of Directors, from the date hereof until such time as the indebtedness evidenced by the Note has been paid in full; provided, however, that if the Company fails to comply with the notice provisions of this Section, such failure by the Company shall not be a breach hereunder and shall not effect any action taken by the Company's Board of Directors if such action had no adverse or disproportionate effect on Holder.

     8. Adjustment Upon Changes in Stock.

          (a) If all or any portion of this Warrant shall be exercised subsequent to any stock split, stock dividend, recapitalization, combination of shares of the Company, or other similar event, occurring after the date hereto, then the Holder exercising this Warrant shall receive, for the aggregate price paid upon such exercise, the aggregate number and class of shares which such Holder would have received if this Warrant had been exercised immediately prior to such stock split, stock dividend, recapitalization, combination of shares, or other similar event. If any adjustment under this Section 8(a) would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares subject to this Warrant shall be the next higher number of shares, rounding the fraction upward if it is one-half or more and disregarding if it is less than one-half. Whenever there shall be an adjustment pursuant to this
Section 8(a), the Company shall forthwith notify the Holder or Holders of this Warrant of such adjustment, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated.

          (b) If all or any portion of this Warrant shall be exercised subsequent to any merger, consolidation, exchange of shares, separation, reorganization or liquidation of the Company, or other similar event, occurring after the date hereto, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of securities of the Company or another entity, then the Holder exercising this Warrant shall receive, for the aggregate price paid upon such exercise, the aggregate number and class of shares which such Holder would have received if this Warrant had been exercised immediately prior to such merger, consolidation, exchange of shares, separation, reorganization or liquidation, or other similar event. If any adjustment under this Section 8(b) would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares subject to this Warrant shall be the next higher number of shares, rounding the fraction upward if it is one-half or more and disregarding if it is less than one-half Whenever there shall be an adjustment pursuant to this Section 8(b), the Company shall forthwith notify the Holder or Holders of this Warrant of such adjustment, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated.

     9. Piggyback Registrations.

          (a) Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to the demand by holders of securities of the Company pursuant to the right to make such demand for the registration of the securities of the Company) and the registration form to be used may be used for the registration of the Common Stock of the Company (a "Piggyback Registration"), the Company shall give prompt written notice to the holders of the Shares of its intention to effect such a registration and, subject to Sections 9(c) and 9(d) below, shall include in such registration all of the Shares with respect to which the Company has received written requests for inclusion therein within 20 days after receipt of the Company's notice.

          (b) The Registration Expenses (as hereafter defined) of the holders of the Shares shall be paid by the Company in all Piggyback Registrations.

          (c) If a Piggyback Registration is an underwritten registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion all or a number of the securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the securities requested to be included in such registration by (A) holders of securities, other than the Shares, pursuant to agreements executed by the Company and such holders prior to the execution of this Warrant which provide therein for piggyback registration rights and (B) future holders of the Company's Series C Preferred Stock (up to $13,000,000), pursuant to any agreements executed by the Company and such holders which provide therein for piggyback registration rights, and (iii) third, other securities requested and permitted to be included in such registration, including the Shares.

          (d) Notwithstanding anything contained in this Warrant to the contrary, if any holder of the Shares does not elect to include any Shares in a Piggyback Registration, such holder of the Shares shall not be entitled to include any of the Shares in any registration hereunder for six months after the effective date of such Piggyback Registration.

          (e) Each holder of the Shares agrees not to effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act) of equity securities of


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

the Company, or any securities convertible into or exchangeable or exercisable for such securities, during (i) the seven days prior to and (i) the 90-day period beginning on the effective date of any underwritten Piggyback Registration in which any of the Shares are included (except as part of such underwritten registration) and (ii) the seven days prior to and the 120-day period beginning on the effective date of the first firm underwritten public offering of Common Stock of the Company under the Securities Act (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

          (f) The Company agrees to indemnify, to the extent permitted by law, each holder of the Shares, its partners, officers and directors and each Person (as hereafter defined) who controls such holder (within the meaning of the Securities Act), with respect to any registration which pursuant to this Agreement includes any of the Shares, against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by or on behalf of such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of the Shares.

          (g) In connection with any registration statement in which any of the Shares are pursuant to this Warrant included, each holder of such Shares shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual to each such holder.

          (h) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such


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

indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonably judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (i) If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in this Section 9 in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, demands or liabilities as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or parties on the one hand or the indemnified party on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 9(i) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this
Section 9(i). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (j) The indemnification provided for under this Warrant shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.

          (k) No holder of the Shares may participate in any registration pursuant to this Agreement which is underwritten unless such holder (i) agrees to sell such holder's securities on the basis provided in any underwriting arrangements approved by the holder or holders entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of the Shares included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such holder and such holder's intended method of distribution.

          (l) For the purposes of this Section 9 "Registration Expenses" means all expenses incident to the Company's performance of or compliance with Section 9 of this Warrant, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (but excluding discounts and commissions) and other Persons retained by the Company.

          (m) For the purposes of this Section 9 "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

     10. Certain Notices. In case at any time the Company shall propose to:

          (a) declare any cash dividend upon its Common Stock;

          (b) declare any dividend upon its Common Stock payable in stock or make any special dividend or other distribution to the holders of its Common Stock;

          (c) offer for subscription to the holders of any of its Common Stock any additional shares of stock in any class or other rights;

          (d) reorganize, or reclassify the capital stock of the Company, or consolidate, merge or otherwise combine with, or sell all or substantially all of its assets to, another corporation; or

          (e) voluntarily or involuntarily dissolve, liquidate or wind up the affairs of the Company;

then, in any one or more of said cases, the Company shall give to the Holder of the Warrant, by certified or registered mail, (i) at least twenty (20) days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (ii) in the case of such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least twenty (20) days' prior written notice of the date when the same shall take place; provided, however, that if the Company fails to comply with the notice provisions of this Section, such failure by the Company shall not be a breach hereunder and shall not effect any action taken by the Company's Board of Directors if such action had no adverse or disproportionate effect on Holder. Any notice required by clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and any notice required by clause (ii) shall specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

          IN WITNESS WHEREOF, the parties hereto have set their hands as of the date first above written.

                                      FCOA ACQUISITION CORP., a Delaware
                                       corporation


                                      By: /s/ William E. Freeman
                                         ---------------------------------------
                                         Name:  William E. Freeman
                                         Title: Chairman


                                      PETRA CAPITAL, LLC, a Georgia limited
                                       liability company

                                      By: Petra Capital Management, LLC, Manager


                                          By:___________________________________
                                             Name:______________________________
                                             Title:_____________________________

          IN WITNESS WHEREOF, the parties hereto have set their hands as of the date first above written.

                                      FCOA ACQUISITION CORP., a Delaware
                                       corporation


                                      By:______________________________________
                                         Name:_________________________________
                                         Title:________________________________


                                      PETRA CAPITAL, LLC, a Georgia limited
                                       liability company

                                      By: Petra Capital Management, LLC, Manager


                                          By: /s/ Rob Shuler
                                              ---------------------------------
                                              Name:  Rob Shuler
                                              Title: Manager


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